EXHIBIT 10

EXECUTION COPY

SUNOCO, INC.

$400,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 21, 2003

Amending and Restating the

364-Day Credit Agreement

dated as of July 22, 2002, as amended,

JPMORGAN CHASE BANK,

as Administrative Agent,

BANK OF AMERICA, N.A.

as Syndication Agent,

and

BANK OF NOVA SCOTIA,

And

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

And

BARCLAYS BANK PLC

as Co-Documentation Agents

J.P. MORGAN SECURITIES INC.

and

BANC OF AMERICA SECURITIES LLC

as Joint Advisors, Co-Lead Arrangers and Joint Bookrunners

AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 21, 2003 (this “Amendment and Restatement”) amending and restating the 364-DAY CREDIT AGREEMENT dated as of July 22, 2002, (the “Credit Agreement”), as amended by the First Amendment dated as of October 15, 2002, among SUNOCO, INC. (hereinafter called the “Borrower”), the Lenders party thereto, JPMORGAN CHASE BANK, as Administrative Agent (hereinafter, in such capacity, together with any successor thereto in such capacity, the “Administrative Agent”), BANC OF AMERICA SECURITIES LLC, as Syndication Agent (hereinafter, in such capacity, together with any successor thereto in such capacity, the “Syndication Agent”) and BANK OF TOKYO-MITSUBISHI TRUST COMPANY, BANK OF NOVA SCOTIA and BARCLAYS BANK PLC, as Co-Documentation Agents (hereinafter, in such capacity, together with any successor thereto in such capacity, the “Documentation Agents”).

The Borrower has requested that the Credit Agreement be amended and restated as set forth in Section 1 below and the parties hereto are willing so to amend the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendment and Restatement. Upon the effectiveness of this Amendment and Restatement as provided in Section 3 below, the Credit Agreement shall be amended and restated in the form in which it shall exist immediately prior to such effectiveness, but with the caption set forth above and the following revisions:

(a) Section 1.01 is hereby amended as follows:

(i) Existing Credit Agreement. The definition of the term “Existing Credit Agreement” is hereby amended to read as follows:

“Existing Credit Agreement” means the 364-Day Credit Agreement dated as of July 22, 2002, among the Borrower, the lenders party thereto and the agents party thereto.

(ii) Termination Date. The definition of the term “Termination Date” is hereby amended by deleting the date “July 21, 2003” and substituting therefor “July 19, 2004”.

(b) Section 3.04 of the Credit Agreement is hereby amended by (i) deleting each reference therein to “December 31, 2001” and replacing it with a reference to “December 31, 2002” and (ii) deleting the reference to March 31, 2002 and replacing it with a reference to March 31, 2003.

(c) Section 4.01 of the Credit Agreement is hereby amended by deleting reference therein to “August 15, 2002” and replacing it with a reference to “July 21, 2003”.

(d) Section 9.03(a) of the Credit Agreement is hereby amended by deleting reference therein to “Cravath, Swaine & Moore” and replacing it with a reference to “Cravath, Swaine & Moore LLP”.

(e) Section 9.12 of the Credit Agreement is hereby amended by inserting the following at the end of such Section:

“Notwithstanding anything herein to the contrary, any Lender (and any employee, representative or other agent of such Lender) may disclose to any and all persons, without limitation of any kind, such Lender’s U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby relating to such Lender and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.”

(f) Effective Date. From and after the Effective Date (as defined below), all references in the Credit Agreement to “the date hereof” or other words or phrases of similar import shall be deemed references to the date of this Amendment and Restatement, except in the case of amounts accrued under Section 2.11 of the Existing Credit Agreement, for which references to the date “hereof” or other words or phrases of similar import shall be deemed references to July 22, 2002.

(g) Exhibits. Each reference to “July 22, 2002” in the Exhibits to the Credit Agreement is hereby deleted and replaced with a reference to “July 21, 2003” and each reference to the “364-Day Credit Agreement” is hereby deleted and replaced with a reference to the “Amended and Restated 364-Day Credit Agreement”.

(h) Schedule 2.01. Schedule 2.01 to the Credit Agreement is hereby deleted and Schedule I hereto is inserted in its place.

SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the Effective Date to the Lenders that:

(a) After giving effect to this Amendment and Restatement, the representations and warranties on the part of the Borrower contained in the Credit Agreement are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate solely to an earlier date).

(b) After giving effect to this Amendment and Restatement, the Borrower is in compliance with the covenants set forth in Article V and Article VI of the Credit Agreement.

(c) After giving effect to this Amendment and Restatement, no Event of Default or Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This Amendment and Restatement shall become effective on the date hereof (the “Effective Date”) subject to the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment and Restatement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Restatement) that such party has signed a counterpart of this Amendment and Restatement.

(b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Banks and dated the Effective Date) of Ann C. Mulé, Assistant General Counsel of the Borrower, substantially in the form of Exhibit B to the Credit Agreement, but updated as necessary to refer to the Credit Agreement as amended hereby. The Borrower hereby requests such counsel to deliver such opinion.

(c) The Administrative Agent shall have received certified copies of the charter and by-laws (or equivalent documents) of the Borrower, a long-form certificate of good standing for the Borrower from the office of the Secretary of State of the State of Delaware and certified copies of all corporate authority for the Borrower (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Amendment and Restatement and each other document to be delivered by the Borrower from time to time in connection herewith and the Loans hereunder.

(d) The Administrative Agent, on behalf of itself and the Banks, shall have received all fees which they are entitled to be paid on or prior to the Closing Date in connection with this Amendment and Restatement, as separately agreed upon in writing.

(e) On the Effective Date, no Loans shall be outstanding under the Credit Agreement and all interest, fees and other amounts accrued for the accounts of or otherwise due to the Lenders and Administrative Agent under the Credit Agreement shall have been paid.

SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms “Credit Agreement”, “this Agreement”, “herein”, “hereunder”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

SECTION 5. Governing Law. THIS AMENDMENT AND RESTATEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 6. Counterparts. This Amendment and Restatement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment and Restatement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all expenses incurred in connection with this Amendment and Restatement, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 8. Headings. The headings of this Amendment and Restatement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

SUNOCO, INC.,

by:	/s/ PAUL MULHOLLAND
Name: Paul Mulholland
Title: Treasurer

JPMORGAN CHASE BANK, individually and
as Administrative Agent,

by:	/s/ RUSSELL A. JOHNSON
Name: Russell A. Johnson
Title: Vice President

BANK OF AMERICA, N.A., individually and
as Syndication Agent,

by:	/s/ RONALD E. McKAIG
Name: Ronald E. McKaig
Title: Managing Director

BANK OF NOVA SCOTIA, individually and as
Co-Documentation Agent,

by:	/s/ M. D. SMITH
Name: M. D. Smith
Title: Agent, Operations

BANK OF TOKYO-MITSUBISHI TRUST
COMPANY, individually and as Co-Documentation Agent,

by:	/s/ KAREN OSSOLINSKI
Name: Karen Ossolinski
Title: Vice President

BARCLAYS BANK PLC, individually and as
Co-Documentation Agent,

by:	/s/ NICHOLAS A. BELL
Name: Nicholas A. Bell
Title: Director, Loan Transaction Management

J.P. MORGAN SECURITIES INC., individually
and as Joint Advisors, Co-Lead Arrangers and
Joint Bookrunners,

by:	/s/ GEORGE M. SERICE
Name: George M. Serice
Title: Vice President

BANC OF AMERICA SECURITIES LLC, individually and as Joint Advisors, Co-Lead Arrangers and Joint Bookrunners,

by:	/s/ DARYL G. PATTERSON
Name: Daryl G. Patterson
Title: Managing Director

BANK ONE, NA (Main Office - Chicago),

by:	/s/ PETE S. TORRES
Name: Pete S. Torres
Title: Director

CITIBANK, N.A.,

by:	/s/ GORDON DEKUYPER
Name: Gordon Dekuyper
Title: Attorney-in-Fact

CREDIT LYONNAIS NEW YORK BRANCH,

by:	/s/ OLIVIER AUDEMARD
Name: Olivier Audemard
Title: Senior Vice President

CREDIT SUISSE FIRST BOSTON, acting
through its Cayman Islands Branch,

by:	/s/ JAMES P. MORAN
Name: James P. Moran
Title: Director

by:	/s/ DAVID J. DODD
Name: David J. Dodd
Title: Associate

FIFTH THIRD BANK,

by:	/s/ CHRISTINE WAGNER
Name: Christine Wagner
Title: Assistant Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ MARIANNE T. MEIL
Name: Marianne T. Meil
Title: Vice Persident

BANK HAPOALIM B.M.,

By:	/s/ SHAUN BREIDBART
Name: Shaun Breidbart
Title: Vice President

MELLON BANK, N.A.,

by:	/s/ ROGER N. STANIER
Name: Roger N. Stanier
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

by:	/s/ LOUIS K. McLINDEN, JR.
Name: Louis K. McLinden, Jr.
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC,

by:	/s/ PAUL McDONAGH
Name: Paul McDonagh
Title: Sr. Vice President

WACHOVIA BANK, National Association,

by:	/s/ PAUL N. RIDDLE
Name: Paul N. Riddle
Title: Managing Director

EXHIBIT A

[Form of]

ASSIGNMENT AND ASSUMPTION

Reference is made to the 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of July 21, 2003 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “364-Day Credit Agreement”) among Sunoco, Inc. (the “Borrower”), the Lenders party thereto (the “Lenders”), JPMorgan Chase Bank (“JPMCB”), as Administrative Agent, Bank of America, N.A. as Syndication Agent, and Bank of Nova Scotia, Bank of Tokyo-Mitsubishi Trust Company and Barclays Bank PLC, as Co-Documentation Agents. Terms defined in the 364-Day Credit Agreement are used herein with the same meanings.

1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the recordation of the information contained herein in the Register pursuant to Section 9.04(b)(iv) of the 364-Day Credit Agreement), the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the 364-Day Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitment of the Assignor on the Effective Date and (ii) the Loans owing to the Assignor which are outstanding on the Effective Date. From and after the Effective Date (1) the Assignee shall be a party to and be bound by the provisions of the 364-Day Credit Agreement and, to the extent of the interests assigned by this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, except as otherwise provided in the 364-Day Credit Agreement, to the extent of the interests assigned by this Assignment and Assumption, relinquish its rights and be released from its obligations under the 364-Day Credit Agreement.

2. This Assignment and Assumption is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.16(e) of the 364-Day Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the 364-Day Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent and (iii) unless otherwise agreed to by the Administrative Agent, a processing and recordation fee of $3,500 pursuant to Section 9.04(b)(ii)(C) of the 364-Day Credit Agreement. The Administrative Agent shall record the information contained in this Assignment and Assumption in the Register pursuant to 9.04(b)(iv) of the 364-Day Credit Agreement.

3. THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee’s Address for Notices:

Effective Date of Assignment

Principal Amount Assigned	Percentage Assigned of Facility/Commitment (set forth to at least 8 decimals), as a percentage of the Facility and the Aggregate Commitments of all Lenders
$	%

The terms set forth above are hereby agreed to:	Accepted*/

[Name of Assignor],		JPMORGAN CHASE BANK, as
as Assignor,		Administrative Agent,

by:	by:
Name:		Name:
Title:		Title:

[Name of Assignee],		SUNOCO, INC.
as Assignee,

by:	by:
Name:		Name:
Title:		Title:

*/	To be completed to the extent consents are required under Section 9.04(b) of the 364-Day Credit Agreement.

Sunoco, Inc.

364-Day Competitive Advance and Revolving Credit Facility Agreement

Schedule I

Institution	Commitment
JPMorgan Chase Bank	$40,000,000
Bank of America, N.A.	$40,000,000
The Bank of Nova Scotia	$40,000,000
Bank of Tokyo-Mitsubishi Trust Company	$40,000,000
Barclays Bank PLC	$40,000,000
Mellon Bank, N.A.	$30,000,000
Citibank, N.A	$20,000,000
Credit Lyonnais New York Branch	$20,000,000
Credit Suisse First Boston	$20,000,000
Key Bank National Association	$20,000,000
The Royal Bank of Scotland PLC	$20,000,000
Wachovia Bank, N.A.	$20,000,000
Bank One, NA	$12,500,000
Bank Hapoalim B.M.	$12,500,000
PNC Bank, National Association	$12,500,000
Fifth Third Bank	$12,500,000
Total	$400,000,000

Schedule 6.01

Sunoco, Inc.

364-Day

Competitive Advance and Revolving Credit Facility Agreement

Subsidiary Indebtedness outstanding:	(in $000’s)
1) Sunoco, Inc. (R&M) Trust No. 1997-1 (Propylene Splitter Facility)	49,271
2) Aristech Chemical Corporation 6 7/8% Debentures due 11/15/2006	150,000
3) Sunoco, Inc. (R&M) DELCO IRB Series A due 11/1/2033	12,400
4) Sunoco, Inc. (R&M) DELCO IRB Series B due 12/1/2006	1,000
5) Sunoco, Inc. (R&M) PEDFA IRB Series A due 12/1/2024	100,000
6) PP&L Note	266
7) Various Sunoco Marketing deferred purchase price contracts	2,703
8) Sunoco, Inc. (R&M) PEIDC capital lease	13,065
9) Various Sunoco Marketing capital leases	2,980
10) Sunoco, Inc. (R&M) letter of credit to Citicorp North America, Inc.	9,300

Schedule 6.02

Sunoco, Inc.

364-Day

Competitive Advance and Revolving Credit Facility Agreement

Liens existing:	(in S000’s)
1) Sunoco, Inc. (R&M) Trust No. 1997-1 (Propylene Splitter Facility)	49,271
2) Sunoco, Inc. (R&M) DELCO IRB Series A due 11/1/2033	12,400
3) Sunoco, Inc. (R&M) DELCO IRB Series B due 12/1/2006	1,000
4) Sunoco, Inc. (R&M) PEDFA IRB Series A due 12/1/2024	100,000